SECOND AMENDMENT TO AMENDMENT AND EXTENSION AGREEMENT

     Bank One, Michigan, f/k/a NBD Bank ("Bank One" or "Lendee"), Secom General Corporation ("Secom"), Form Flow, Inc. ("Form Flow"), L & H Die, Inc. ("L&H"), Micanol, Inc. ("Micanol"), Uniflow Corporation ("Uniflow"), MMC Manufacturing Corp. f/k/a Milford Manufacturing, Corporation ("Milford"), Tri-Tec Plastics Corporation ("Tri-Tec"), and Triple Tool, Inc. ("Triple Tool") enter into this Second Amendment to Amendment and Extension Agreement (this "Second Amendment") on June 29, 1999. For convenience (i) Secom, Form Flow, L&H, Micanol, Uniflow, and Milford are referred to herein, collectively, as "Borrowers" and, individually, as a "Borrower" (ii) Secom, Form Flow, L&H, Micanol, Uniflow, and Milford in their capacity as guarantor of another Borrower's debt to Bank One, Tri-Tec pursuant to the Tri-Tec/Uniflow Guaranty, Triple Tool pursuant to the Triple Tool/Uniflow Guaranty, and any other person or entity who guaranteed the obligations of one or more of Borrowers to Bank One are referred to herein, collectively, as "Guarantors", and, individually, as a "Guarantor" and (iii) Borrowers, Guarantors, Tri-Tec and Triple Tool are referred to herein, collectively, as the "Parties" and, individually, as a "Party."


                                   RECITALS

     A. Secom, Form Flow, L&H. Micanol, Uniflow, Milford, Tri-Tec, Triple Tool and Bank One are parties to an Amendment and Extension Agreement dated as of November 25, 1998, as amended by First Amendment to Amendment and Extension Agreement dated February 2, 1999, but effective as of February 1, 1999 (as so amended, the "Extension Agreement"). Capitalized terms used but not defined in this Second Amendment have the same meanings as in the Extension Agreement.

B. On June 10, 1999, there was (i) 727,509.65 in principal owing by the Borrowers to Bank One under the Line of Credit,, (ii) $585,378.48 in principal owing by the Borrowers to Bank One under the Term Loan, and (iii) $565,053.28 in principal owing by the Borrowers to Bank One under the Equipment Tenn Note, plus accrued but unpaid interest, costs and expenses (including attorneys' fees) called for by the Loan Documents (all of these obligations together with all other principal and interest due or bec oming due to Bank One together with all other sums, indebtedness and liabilities of any and every kind now or hereafter owing and to become due from Borrowers to Bank One, however created, however incurred, evidenced, acquired or arising, and whether direct or indirect, primary, secondary, fixed or contingent, matured or unrnatmed, joint, several, or joint and several, and whether for principal, interest, reimbursement obligations, indemnity obligations, obligations under guaranty agreements, fees, costs, expenses, or otherwise and all of the Borrowers' obligations under the Extension Agreement and this Second Amendment, together with all other present and future obligations of the Borrowers to Bank One, and Tri-Tec's obligations pursuant to the Tri-Tec/Uniflow Guaranty, and Triple Tool's obligations pursuant to the Triple Tool/Uniflow Guaranty, are collectively referred to as the "Obligations").


     C. Each Party acknowledges and agrees that (a) the Extension Agreement is in full force and effect; (b) Bank One has fully performed all of its obligations under the Loan Documents (including the Extension Agreement);
(e) Bank One has no obligation to continue to lend to the Borrowers, and any future loans will be made in Bank One's sole discretion; (d) Bank One has no obligation to forbear from enforcing its rights and remedies beyond May 1, 1999, and (e) Bank One has made no representation or agreem ent that funding in any amount will continue, or that the Extension Period will be extended beyond its expiration date.

     D. Each Party also acknowledges and agrees that the actions taken by Bank One to date in furtherance of the Loan Documents (including the Extension Agreement) are reasonable and appropriate under the circumstances and are within Bank One's rights under the Loan Documents and applicable law.

     E. The Parties have requested that Bank One amend the Extension Agreement in order to extend the Extension Period to November 1, 1999, to allow the Parties time to sell all or a portion of the business sufficient to pay in full all of the Obligations, and Bank One is willing to do so, subject to the terms and conditions of this Agreement.

     F. As set forth in this Second Amendment, Bank One and the Parties have agreed to amend the Extension Agreement and have reached certain other agreements.


                                  AGREEMENT

     Based on the foregoing Recitals (which are incorporated into this Second Amendment as agreements, representations, warranties and covenants of the respective Parties, as the case may be), and for other good and valuable consideration, the receipt and adequacy of which is mutually acknowledged by the parties hereto, each of the Parties and Bank One agree as follows:


     1. Amendments to the Extension Agreement.

          (a) Paragraph I (a) of the Extension Agreement is hereby amended in its entirety and replaced by the following:


               "(a) Subject to the following conditions and those set forth below, Bank One agrees to waive the Existing Defaults through November 1, 1999 (the "Extension Period"), at which time, unless earlier demand is made, all Obligations shall be due and payable in full without fiuffier notice or demand by Bank One."

               (b) Paragraph 2 of the Extension Agreement is hereby amended in its entirety and replaced by the following:


                                      2

          "2. Covenants During Fxtension Period.

          (a) Attached to the Second Amendment as Exhibit A is a copy of projections prepared by Borrowers (the "Proiections') of operating results and cash flows through December 31, 1999. In accordance with the Projections, and as an acconunodation to Borrowers, anything to the contrary in the Loan Documents notwithstanding, through the Extension Period, the following financial covenants shall be applicable, rather than the Cash Flow Coverage Ratio, Tangible Capital Funds and Current Ratio covenants set forth in the Credit Agreement:

               (i) Borrowers' Total Equity shall not be less than $8,100,000. For the purposes of this covenant, "Total Equity" means book net worth determined in accordance with generally accepted accounting principles;

               (ii) Borrowers' Total Liabilities to Total Equity shall not exceed 1.80 to I.O. Notwithstanding anything in the Loan Documents to the contrary, for the purposes of this covenant, "Total Liabilities" means all liabilities of Borrowers of any nature whatsoever;

               (iii) Borrowers' Current Ratio shall not be less than 0.70 to 1.0, provided, however, that Bank One agrees, in its sole discretion, to equitably adjust this ratio if Secom is required to reclassify "Assets Held For Sale" from current to long-term as part of Secom's year end audit;

               (iv) Borrowers' EBITDA shall not be less than (A) $239,309 for the month of May, 1999, (B) $238,328 for the month of June, 1999,
          (C) $212,915 for the month of July, 1999, (D) $231,572 for the month of August, 1999; and (E) $239,003 for the month of September, 1999 and thereafter."

          (b) In addition to any covenants contained in the Loan Documents and the Extension Agreement, during the Extension Period, the Parties covenant and agree that they will not change management of any Borrower without the prior written consent of Bank One.

     2. Delco Remy Note Secom acknowledges that it has pledged to Bank One as additional collateral a promissory note dated October 27, 1998 in the original principal amount of $1,500,000 payable by Defeo Remy America, Inc. to the Order of Secom (the "Delco Remy Note"). Secom will immediately remit.to Bank One all payments received by Secom with respect to such Delco Remy Note, which payments will be applied by


                                      3



Bank One to pay down the Obligations in any manner Bank One determines in its sole discretion.

     3. Right to Purchase Shares. The Parties have informed Bank One that Secom's move to the NASDAQ Small Cap Market has been approved, but in order to continue on the NASDAQ Small Cap Market, Secom must maintain a per share price of not less than approximately $1.75 per share. In that regard, the Parties have requested that notwithstanding anything to the contrary in the Loan Documents, Secom be allowed to purchase $150,000 of Secom stock off the market as needed to meet the minimum the stock price requi rement and, as an accommodation to the Parties, Bank One agrees to permit Secom to make such purchases, subject to the terms and conditions of this Agreement.

     4. Fees and Expenses.

          (a) In consideration for Bank One agreeing to extend the Extension Period, simultaneously with the execution of this Second Amendment, Borrowers shall pay to Bank One a $20,000 fee (the "Extension Fee"), which shall be deemed fully earned when due. In addition, the Borrowers must also pay, simultaneously with the execution of this Second Amendment, $5,587.83, which represents reimbursement for unreimbursed legal fees and expenses incurred by Bank One through the month of May, 1999.

          (b) On the first day of each month commencing on July 1, 1999, Borrowers shall pay to Bank One a fee equal to .2863% of the average outstanding borrowings for the previous month on the Line of Credit and the Amended Tenn Note and the Amended Equipment Term Note.

     5. References to Loan Documents. All references (a) to Loan Documents include the Extension Agreement, the Second Amendment and all security agreements, pledge agreements, notes, assignments and other documents and instruments executed by the Borrowers in connection with or in furtherance of the Extension Agreement and the Second Amendment; (b) to Guarantor Loan Documents include the Extension Agreement, the Second Amendment, and all security agreements, guaranties, pledge agreements, notes, assignments and other documents and instruments executed by the Guarantors, Tri-Tec, or Triple Tool in connection with or in furtherance of the Extension Agreement and the Second Amendment; (c) to Obligations include all of each Borrower's, Tri-Tec's and Triple Tool's obligations to Bank One under the Loan Documents, Extension Agreement, the Second Amendment, and all documents, instruments and agreements executed in connection with or in furtherance of these agreements, including the Obligations as defined hereunder; and (d) to Collateral include all collateral security granted to Bank One in accordance with the Extension Agreement, the Second Amendment, and all documents, instruments and agreements executed in connection with or in furtherance of either or both of these agreements to secure any of the Obligations or any other


                                      4



obligation of any one or more of the Parties to Bank One, (e) and to Guaranties includes the Tri-Tec/Uniflow Guaranty and the Triple Tool/Uniflow Guaranty.

     6. Additional Documents. Simultaneously with the execution of this Agreement, Secom shall execute and deliver to Bank One a Fourth Amended and Restated Term Note in the original principal amount of $585,378.48 (the "Amended Term Note") and a Fourth Amended and Restated Equipment Term Note in the original principal amount of $565,053.28 (the "Amended Equipment Term Note"), copies of which are attached hereto. All references in any of the Loan Documents or the guarantor Loan Documents to "Amended Term Note" or "Amended Equipment Term Note" shall include such Notes as amended by the Fourth Amended and Restated Term Note and the Fourth Amended and Restated Equipment Term Note. Each of the Parties also agrees to execute any other documents reasonably deemed necessary or appropriate by Bank One to carry out the intent of or implement this Second Amendment or any of the other Loan Documents.

     7. Loan Documents Remain In Force. Except as expressly modified and amended by the terms of this Second Amendment, all of the other terms and conditions of the Loan Documents (including the Extension Agreement and the Guaranties and all documents and agreements referred to or incorporated therein or executed in connection therewith) remain in full force and effect and are hereby ratified, confirmed and approved. Each Party, jointly and severally, reaffirms, ratifies and confirms the liens, mortgages, assignments and security interests granted to Bank One in the Collateral under the Loan Documents (including the Extension Agreement and this Second Amendment) or otherwise and acknowledges and agrees that any and all collateral security heretofore, simultaneously herewith or hereafter granted to Bank One by any Party shall secure all of that Party's present and future obligations to Bank One and all present and future obligations of any one or more of the other Parties to Bank One. If there is an express conflict between the terms of this Second Amendment and the terms of the Loan Documents (including the Extension Agreement), the terms of this Second Amendment shall govern and control. Furthermore, as of the date hereof, each of the Parties hereby restates and republishes each representation, warranty, covenant, and agreement contained in the Loan Documents (including the Extension Agreement) and each such representation, warranty, covenant and agreement is incorporated herein by reference. Without limiting the generality of the immediately preceding sentence, each of the Parties acknowledges and agrees that each of the Guaranties remain in full force and effect and extends to cover all of the Obligations, that all subordination agreements given by any of the Parties in favor of Bank One remain in full force and effect and are hereby ratified and confirmed. Each of the Parties hereby consents to all of the terms and conditions of this Second Amendment and of all agreements referred to or incorporated herein.


                                      5


8. Reservation of Rights.

     (a) Notwithstanding anything to the contrary in this Second Amendment, all of Bank One's rights and remedies against each of the Parties are expressly reserved. Likewise, nothing herein shall be deemed to constitute a waiver of any default existing as of the date hereof, a further worsening of such default, or new Events of Default or defaults, except for the Existing Defaults, or shall in any way prejudice the rights and remedies of Bank One under the Loan Documents (including the Extension Agreement and any of the Guaranties) or applicable law. Further, Bank One shall have the right to waive any conditions set forth in this Second Amendment or the Loan Documents, in its sole discretion, and any waiver shall not prejudice, waive or reduce any other right or remedy which Bank One may have against any of the Parties. However, the Parties to this Second Amendment and the Loan Documents agree that no waiver by Bank One of any right or condition of this Second Amendment or the Loan Documents shall be effective unless contained in a writing signed by an authorized agent of Bank One.

     (b) ANYTHING CONTAINED IN TIRS SECOND AMENDMENT OR IN ANY OTHER AGREEMENT TO THE CONTRARY NOTWITHSTANDING, NOTHING CONTAINED IN THIS SECOND AMENDMENT OR IN ANY OTHER AGREEMENT SHALL IN ANY WAY RESTRICT OR PROHIBIT BANK ONE'S RIGHT TO BLOCK, STOP OR PROHIBIT PAYMENTS TO ANY SUBORDINATED CREDITOR(S).

     9. Entire Agreement, Etc.

     (a) This Second Amendment constitutes the entire understanding of the Parties and Bank One with respect to the subject matter hereof and may only be modified or amended by a writing signed by the party to be charged. This Second Amendment shall be governed by the internal laws of the State of Michigan that are applicable to contracts made and to be performed wholly within the State of Michigan, without regard to conflict of law principles. This Second Amendment is binding on each Party and its successors, assigns, heirs and personal representatives, and shall inure to the benefit of Bank One, and its successors and assigns. If any of the provisions of this Second Amendment are in conflict with any applicable statute or rule of law or otherwise unenforceable, the offending provision shall be null and void to the extent of such conflict or unenforceability only, and shall be deemed separate from and shall not invalidate any other provision of this Second Amendment.

     (b) This Second Amendment is being entered into among competent persons, who are experienced in business and represented by counsel (or who have had the opportunity to be represented by counsel) and has been reviewed by the Parties and their counsel, if any. Therefore, any ambiguous language in this Second Amendment will not necessarily be construed against any particular party as the drafter of that language.


                                      6


     (c) This Second Amendment may be executed in counterparts each of which shall be deemed an original, but together they shall constitute one and the same instrument. Facsimile copies of signatures shall be treated as original signatures for all purposes.

     (d) From and after the date of this Second Amendment references in the Loan Documents and all other documents executed pursuant to or in connection with the Loan Documents (as each of the foregoing is amended hereby or pursuant hereto), to the Loan Documents (including the Extension Agreement) shall be deemed references to the Loan Documents (including the Extension Agreement) as amended hereby.

     (e) The terms "include", "includes", and "including" are to be treated as if followed by "without limitation" whether or not they are followed by these words or words with a similar meaning.

     (f) All headings are inserted for convenience of reference only and shall not affect any construction or interpretation of this Second Amendment.

     10. Additional Representations. Each Party represents and warrants to Bank One that:

     (a) (i) The execution, delivery and performance of this Second Amendment by the Parties and all agreements and documents delivered pursuant hereto by the Parties have been duly authorized by all necessary corporate action and does not and will not require any consent or approval of their stockholders, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to them or of their articles of incorporation or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Parties are a party or by which any of them or any of their property may be bound or affected; (ii) no authorization, consent, approval, license, exemption of or filing a registration with any court or govermnental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by the Parties of this Second Amendment and all agreements and documents delivered pursuant hereto; and (iii) this Second Amendment and all agreements and documents delivered pursuant hereto by any one or more of the Parties are the legal, valid and binding obligations of each Party enforceable against each Party in accordance with the terms thereof.

     (b) After giving effect to the amendments contained herein and effected pursuant hereto, all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                                      7




     (c) Except for the Existing Defaults, each Party has duly and property performed, complied with and observed each of its covenants, agreements and obligations contained in the Loan Documents.

     (d) The financial statements of the Borrowers for the eight month period ended May 31, 1999, a copy of which has been furnished to Bank One, presents fairly the financial condition of the Borrowers at such date and the results of the operations of the Borrowers for the period indicated, all substantially in accordance with generally accepted accounting principles applied on a consistent basis, and since this date there has been no material adverse change in any Borrower's financial condition.

     (e) No one or more of the Parties has assigned any claim, set off or defense to any individual or entity.

     (f) This Second Amendment and all of the written materials delivered by any one or more of the Parties to Bank One in connection with the transactions contemplated hereby do not contain any statement that is false or misleading with respect to any material fact and do not omit to state a material fact necessary in order to make the statements therein not false or misleading. There is no additional fact of which any Party is aware that has not been disclosed in writing to Bank One that materially affects adversely or, so far as each Party can reasonably foresee, will materially affect adversely any Party's financial condition or business prospects.

     (g) All Parties executing this Second Amendment in a representative capacity warrant that they have authority to execute this Second Amendment and legally bind the entity they represent.

                                      8



     11. Survival; Reliance. All agreements, representations and warranties made in this Second Amendment (and all agreements referred to or incorporated herein) shall survive the execution of this Second Amendment (and all documents and agreements referred to or incorporated herein). Notwithstanding anything in this Second Amendment (or any documents or agreements referred to or incorporated herein) to the contrary, no investigation or inquiry by Bank One (including by its agents) with respect to any matter which is the subject of any representation, warranty, covenant or other agreement set forth herein or therein is intended, nor shall it be interpreted, to limit, diminish or otherwise affect the full scope and effect of any such representation, warranty, covenant or other agreement. All terms, covenants, agreements, representations and warranties of each Party made herein (or in any documents or agreements referred to or incorporated herein), or in any certificate or other document delivered or to be delivered pursuant hereto shall be deemed to be material and to have been relied upon by Bank One, notwithstanding any investigation heretofore or hereafter made by Bank One or its agents.

     12. Impairment of Collateral. The execution and delivery of this Second Amendment (and all agreements and documents referred to herein) in no manner shall impair or


                                      8




affect any other security (by endorsement or otherwise) for the Obligations or any one or more of the Parties' other obligations to Bank One. No security taken heretofore or hereafter as security for the Obligations shall impair in any manner or affect this Second Amendment (or any agreement or document referred to herein). All present and future additional security is cumulative security.


     13. Time Is of the essence. Each of the Parties acknowledges and agrees that time is of the essence as to each and every term and provision of this Second Amendment and each of the Loan Documents.

     14. Non-Waiver. No failure or delay on the part of Bank One in the exercise of any power or right, and no course of dealing between any one or more of the Parties and Bank One, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to Bank One at law or in equity. No notice to or demand on any Party not required hereunder or under the Loan Documents shall in any event entitle any such Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Bank One to any other or further action in any circumstances without notice or demand. Any waiver of any provision of this Second Amendment or the Loan Documents, and any consent to any departure by any one or more of the Parties from the terms of any provision of this Second Amendment or the Loan Documents, shall be effective only if in writin g signed by an authorized officer of Bank One and only in the specific instance and for the specific purpose for which given.

     15. No Other Promises or Inducements. There are no promises or inducements which have been made to any signatory hereto to cause such signatory to enter into this Second Amendment other than those which are set forth in this Second Amendment.

     16. STATUTE OF FRAUDS. THIS SECOND AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMIPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. ALL PRIOR AND CONTEMPORANEOUS ORAL AGREEMENTS, IF ANY, BETWEEN BANK ONE, ON THE ONE HAND, AND ANY ONE OR MORE OF THE PARTIES, ON THE OTHER HAND, ARE MERGED INTO THIS SECOND AMENDMENT AND SHALL NOT SURVIVE THE EXECUTION OF THIS SECOND AMENDMENT.

     17. RELEASE. AS FURTHER CONSIDERATION FOR THE AGREEMENTS AND
UNDERSTANDINGS HEREIN, EACH PARTY INDIVIDUALLY, JOINTLY, SEVERALLY, AND JOINTLY AND SEVERALLY, IN EVERY CAPACITY, INCLUDING BUT NOT LIMITED TO, AS SHAREHOLDERS, OFFICERS,

                                      9




PARTNERS, DIRECTORS, INVESTORS OR CREDITORS OF ANY ONE OR MORE OF THE
PARTIES, EACH OF THEIR EMPLOYEES, AGENTS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASE BANK ONE, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION WHICH NOW EXISTS, OR HEREAFTER ARISES, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO FACTS IN EXISTENCE AS OF THE DATE HEREOF. BY WAY OF EXAMPLE AND NOT LIMITATIONS, THE FORGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR OMITTED
TO BE TAKEN BY BANK ONE UNDER THE LOAN DOCUMENTS, THE BUSINESS RELATIONSHIP WITH BANK ONE AND ALL OTHER OBLIGATIONS OF ANY NATURE OR KIND OF ANY ONE OR MORE OF THE PARTIES, ANY ORAL AGREEMENTS OR UNDERSTANDINGS (ACTUAL OR ALLEGED), ANY BANKING RELATIONSHIPS THAT ANY ONE OR MORE OF THE PARTIES HAS
OR MAY HAVE HAD WITH BANK ONE AT ANY TIME AND FOR ANY REASON INCLUDING, BUT NOT LIMITED TO, DEMAND DEPOSIT ACCOUNTS, OR OTHERWISE.

18. WAIVER OF JURY TRIAL AND ACKNOWLEDGMENT.

     (a) EACH PARTY ACKNOWLEDGES THAT (1) THEY, HE OR IT HAS FULLY READ ALL OF THIS SECOND AMENDMENT AND HAVE BEEN GIVEN THE OPPORTUNITY TO CONSULT WITH COUNSEL AND OTHER ADVISORS OF THEIR CHOICE, AND AFTER CONSULTING WITH SUCH COUNSEL AND/OR ADVISORS, KNOWINGLY, VOLUNTARILY AND WITHOUT DURESS, COERCION, UNLAWFUL RESTRAINT, INTIMIDATION OR COMPULSION, ENTER INTO THIS SECOND AMENDMENT, BASED UPON SUCH ADVICE AND COUNSEL AND IN THE EXERCISE OF THEIR BUSINESS JUDGMENT, (2) THIS SECOND AMENDMENT HAS BEEN ENTERED INTO IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION, RECEIPT OF WHICH THE PARTIES HERETO ACKNOWLEDGE, (3) THEY HAVE CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS SECOND AMENDMENT AND ARE NOT RELYING ON THE OPINIONS OR ADVICE OF BANK ONE OR ITS RESPECTRVE AGENTS OR REPRESENTATIVES IN ENTERING INTO THIS SECOND AMENDMENT.


                                      10



     (b) THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THIS RIGHT MAY BE WAIVED. BANK ONE AND EACH PARTY EACH HEREBY KNOWINGLY, VOLUNTARILY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES ARISING OUT OF OR IN RELATION TO THIS SECOND AMENDMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENTS BETWEEN ANY OF THE PARTIES. NO PARTY SHALL BE DEEMED TO HAVE RELINQUISHED THE BENEFIT OF THIS WAIVER OF JURY TRIAL UNLESS SUCH RELINQUISHMENT IS IN A WRITTEN INSTRUMENT SIGNED BY THE PARTY TO WHICH SUCH RELINQUISHMENT WILL BE CHARGED. EACH PARTY AND BANK ONE AGREES THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.


WITNESS                                 BANK ONE, MICHIGAN, F/K/A
                                        NBD BANK



/s/ Scott Konieczny                     By: /s/ Oliver J. Glenn
------------------------------              --------------------------------
                                            Oliver J. Glenn, Vice President



WITNESS                                 SECOM GENERAL CORPORATION



/s/ Scott Konieczny                     By: /s/ Paul D. Clemente
------------------------------              --------------------------------
                                            Paul D. Clemente, Vice President


Subscribed and sworn to before me this 29th day of June, 1999.


                                        /s/ Marlene Baynes
                                        ------------------------------------
                                        Notary Public, Oakland County, MI
                                        My Commission Expires: 5-28-2002

[Signatures continue on page 12]
                                               [Notary Public stamp]



                                     11



[Signatures continued from page 11]



WITNESS                                 FORM FLOW, INC.



/s/ Scott Konieczny                     By: /s/ Paul D. Clemente
------------------------------              --------------------------------
                                            Paul D. Clemente, Director


Subscribed and sworn to before me this 29th day of June, 1999.


                                        /s/ Marlene Baynes
                                        ------------------------------------
                                        Notary Public, Oakland County, MI
                                        My Commission Expires: 5-28-2002


                                               [Notary Public stamp]


WITNESS                                 L & H DIE, INC.



/s/ Scott Konieczny                     By: /s/ Paul D. Clemente
------------------------------              --------------------------------
                                            Paul D. Clemente, Director


Subscribed and sworn to before me this 29th day of June, 1999.


                                        /s/ Marlene Baynes
                                        ------------------------------------
                                        Notary Public, Oakland County, MI
                                        My Commission Expires: 5-28-2002


                                               [Notary Public stamp]



WITNESS                                 MICANOL, INC.



/s/ Scott Konieczny                     By: /s/ Paul D. Clemente
------------------------------              --------------------------------
                                            Paul D. Clemente, Director


Subscribed and sworn to before me this 29th day of June, 1999.


                                        /s/ Marlene Baynes
                                        ------------------------------------
                                        Notary Public, Oakland County, MI
                                        My Commission Expires: 5-28-2002

[Signatures continue on page 13]
                                               [Notary Public stamp]




                                     12



[Signatures continued from page 12]



WITNESS                                 UNIFLOW CORPORATION



/s/ Scott Konieczny                     By: /s/ Paul D. Clemente
------------------------------              --------------------------------
                                            Paul D. Clemente, Director


Subscribed and sworn to before me this 29th day of June, 1999.


                                        /s/ Marlene Baynes
                                        ------------------------------------
                                        Notary Public, Oakland County, MI
                                        My Commission Expires: 5-28-2002


                                               [Notary Public stamp]


WITNESS                                 MMC MANUFACTURING CORP., f/k/a
                                        MILFORD MANUFACTURING, CORPORATION



/s/ Scott Konieczny                     By: /s/ Paul D. Clemente
------------------------------              --------------------------------
                                            Paul D. Clemente, Director


Subscribed and sworn to before me this 29th day of June, 1999.


                                        /s/ Marlene Baynes
                                        ------------------------------------
                                        Notary Public, Oakland County, MI
                                        My Commission Expires: 5-28-2002

[Signatures continue on page 14]
                                               [Notary Public stamp]


                                     13



[Signatures continued from page 13]



WITNESS                                 TRI-TEC PLASTICS CORPORATION



/s/ Scott Konieczny                     By: /s/ Paul D. Clemente
------------------------------              --------------------------------
                                             Name: Paul D. Clemente
                                                   Title: Director


Subscribed and sworn to before me this 29th day of June, 1999.


                                        /s/ Marlene Baynes
                                        ------------------------------------
                                        Notary Public, Oakland County, MI
                                        My Commission Expires: 5-28-2002


                                               [Notary Public stamp]


WITNESS                                 TRIPLE TOOL, INC.



/s/ Scott Konieczny                     By: /s/ Paul D. Clemente
------------------------------              --------------------------------
                                             Name: Paul D. Clemente
                                                   Title: Director


Subscribed and sworn to before me this 29th day of June, 1999.


                                        /s/ Marlene Baynes
                                        ------------------------------------
                                        Notary Public, Oakland County, MI
                                        My Commission Expires: 5-28-2002


                                               [Notary Public stamp]
Exhibit A: Amended Notes


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